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                                  EXHIBIT 10.20
                          ELEPHANT & CASTLE GROUP INC.
                                 Lease Abstract

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
               1.    PROJECT           CLUB QUARTERS HOTEL, CHICAGO, ILLINOIS

               2.    TENANT            Massachusetts Elephant & Castle Group Inc.

               3.    STORE AREA        Unspecified Gross Leasable Area of approximately
                                       8,000 square feet including basement training rooms

               4.    TRADE NAME        Elephant & Castle Pub Restaurant

               5.    USE               Operation of a full service casual dining restaurant, additionally providing services in both club, meeting and conference space(s) of hotel premises

               6.    TERM              10 years

               7.    TERM START        October 1, 2000
                     DATE

               8.    TERM EXPIRY       September 30, 2010
                     DATE

               9.    MINIMUM RENT      Years 1 - 5 :    $122,400 per annum
                                       Year 6    $140,760 per annum
                                       increasing by 3% each Lease Year thereafter

              10.    EXTENSION         One extension term of 5 years
                     PERIODS

              11.    PERCENTAGE        Nil

              12.    PREPAID RENT      Nil

              13.    SECURITY
                     DEPOSIT           $10,200

              14.    INITIAL PRO-
                     MOTION CHARGE     Nil

              15.    FIXTURING
                     PERIOD            120 days

              16.    LANDLORD          Clark Adams Associates, LLC
                     ADDRESS           C/O Masterworks Development Corporation
                                       555 Fifth Avenue, New York, NY   10036

              17.    GUARANTOR         None

              18.    PROPERTY
                     MANAGER           Nil

              19.    LANDLORD TENANT   $600,000
                     ALLOWANCE
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